SUPPLEMENT DATED OCTOBER 30, 2017 TO THE FOLLOWING

PROSPECTUS DATED MAY 1, 2016

New York Life Access Variable Annuity

TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2009

New York Life Longevity Benefit Variable Annuity	New York Life Select Variable Annuity
New York Life (formerly MainStay) Longevity Benefit Variable Annuity

TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2008

New York Life (formerly MainStay) Access Variable Annuity	New York Life (formerly MainStay) Premium Plus Variable Annuity
New York Life (formerly MainStay) Plus Variable Annuity	New York Life (formerly MainStay) Premium Plus II Variable Annuity
New York Life (formerly MainStay) Plus II Variable Annuity	New York Life (formerly MainStay) Select Variable Annuity

INVESTING IN THE FOLLOWING SEPARATE ACCOUNTS

NYLIAC Variable Annuity Separate Account-III	NYLIAC Variable Annuity Separate Account-IV

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses (the “Prospectuses”) for the variable annuity policies offered through the separate accounts listed above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

As applicable to your Prospectus, this supplement describes the following changes that will become effective as described below:

Effective November 1, 2017:

(1)	Changes to the Neuberger Berman AMT Mid Cap Growth Portfolio – Class S (the “Neuberger Berman Portfolio”).

Effective November 13, 2017:

(2)	Closure of four (4) Portfolios to new investments.

Effective January 1, 2018:

(3)	Change of Subadviser to certain Portfolios.

1.  NEUBERGER BERMAN PORTFOLIO CHANGES

Effective November 1, 2017, as applicable to your policy, the following will replace the existing entry in the table showing “Annual Portfolio Company Operating Expenses”:

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense After Fee Waiver and/or Expense Reimbursement
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S	0.84%	0.25%	0.15%	0.01%	1.25%	(0.14%)	1.11%*
*	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that the total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.10% of average net assets. This undertaking lasts until 12/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay the Manager for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expense to exceed 1.10% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

2.  PORTFOLIO CLOSURES

As applicable to your policy, the following four (4) Portfolios will be closed to all policyowners except those policyowners who have Accumulation Value invested in the Portfolios as of November 12, 2017:

(i)	MainStay VP Cornerstone Growth – Initial and Service Class,
(ii)	MainStay VP Emerging Markets Equity – Initial and Service Class,
(iii)	MainStay VP T. Rowe Price Equity Income – Initial and Service Class; and
(iv)	Victory VIF Diversified Stock Fund – Class A Shares

Policyowners who have Accumulation Value invested in these Portfolios on November 12, 2017, may continue to submit additional premium payments to the Portfolios thereafter, although they will not be permitted to invest in the Portfolios if they withdraw or otherwise transfer their entire Accumulation Value from the Portfolios after November 12, 2017. Policyowners who do not have Accumulation Value invested in the Portfolios on November 12, 2017, will not be permitted to invest in these Portfolios thereafter.

Dollar cost averaging programs, automatic asset rebalancing programs and interest sweep, if elected, on or prior to November 12, 2017, will not be affected by the closures unless a policyowner withdraws or otherwise transfers their entire Accumulation Value from the Portfolios.

3.  SUBADVISER CHANGE

Effective January 1, 2018, as applicable to your policy, all references to Cornerstone Capital Management Holdings LLC, as subadviser, are hereby replaced with MacKay Shields LLC to the Portfolios listed below:

MainStay VP Absolute Return Multi-Strategy	MainStay VP International Equity
MainStay VP Balanced	MainStay VP Mid Cap Core
MainStay VP Common Stock	MainStay VP S&P 500 Index
MainStay VP Cornerstone Growth	MainStay VP Small Cap Core
MainStay VP Emerging Markets Equity

All references to any of the changes noted above are also updated throughout the applicable Prospectuses.

New York Life Insurance and Annuity Corporation (a Delaware corporation)

51 Madison Avenue, New York, New York 10010